EXHIBIT 10.1










================================================================================

                            FRANKLIN RESOURCES, INC.


              DEFERRED COMPENSATION ARRANGEMENT FOR DIRECTOR'S FEES
================================================================================







                        EFFECTIVE AS OF JANUARY 21, 2005

                            FRANKLIN RESOURCES, INC.
              DEFERRED COMPENSATION ARRANGEMENT FOR DIRECTOR'S FEES


     This Franklin Resources, Inc. Deferred Compensation Arrangement for Director's Fees is made and entered into as of the 21st day of January, 2005 by and between Franklin Resources, Inc., a Delaware corporation, located at One Franklin Parkway, San Mateo, California 94403-1906, and Samuel H. Armacost, a non-employee director of Franklin Resources, Inc.


                                    RECITALS


     WHEREAS, the Company (as defined below) desires to adopt a deferred compensation arrangement that is unfunded for tax and Title I of ERISA (as defined below) purposes to permit the Participant (as defined below) to postpone receipt and taxation of certain specific amounts of compensation in accordance with the terms hereof;


     NOW, THEREFORE, in consideration of the following terms and conditions, the parties hereto agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

     1.1 "Arrangement" shall mean this Franklin Resources, Inc. Deferred Compensation Arrangement for Director's Fees as amended from time to time.

     1.2 "Beneficiary" shall mean the beneficiary or beneficiaries designated by the Participant to receive his deferred compensation benefits in the event of his death.

     1.3  "Board of Directors" shall mean the board of directors of the Company.

     1.4 "Change in Control" shall mean the occurrence of any change in ownership of the Company, change in effective control of the Company, or change in the ownership of a substantial portion of the assets of the Company, as defined in Code Section 409A(a)(2)(A)(v), the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

     1.5 "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

     1.6 "Committee" shall mean the committee designated by the Board of Directors to administer this Arrangement in accordance with Article 8 below. If the Board of Directors has not appointed such a committee, then each reference to the "Committee" shall be construed to refer to the Board of Directors.

     1.7  "Common Stock" shall mean the common stock of the Company.

     1.8 "Company" shall mean Franklin Resources, Inc., a Delaware corporation, and any successor organization thereto.

     1.9 "Current Share Price" shall mean the Fair Market Value of a share of Common Stock on the Valuation Date.

     1.10 "Deferral" shall mean a contribution of cash or an annual or other stock grant under the Arrangement made by the Company on behalf of the Participant and shall include any notional dividends credited pursuant to
Section 3.2 below.

     1.11 "Deferral Date" shall mean the date on which the Participant would be paid his Director's fee, would be granted his annual or other stock grant if he did not instead defer receipt, or would be credited with a notional dividend pursuant to Section 3.2 below.

     1.12 "Deferred Compensation Account" shall mean the separate account established under this Arrangement for the Participant. From time to time, the Company shall furnish the Participant with a statement of his Deferred Compensation Account balance.

     1.13 "Director" shall mean a member of the Board of Directors who is not an employee of the Company.

     1.14  "Effective Date" shall mean January 1, 2005.

     1.15 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.16 "Fair Market Value" shall mean, as of any date, the value of the Common Stock determined as follows, provided that the value is determined in accordance with Code Section 409A, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time:

          (a) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported by the principal exchange or system on which the Common Stock is listed or such other source as the Committee deems reliable;

          (b) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported by the automated quotation system (including the OTC Bulletin Board), recognized securities dealer, The Wall Street Journal or such other source as the Committee deems reliable; or

          (c) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

     1.17 "Original Share Price" shall mean the Fair Market Value of a share of Common Stock on the Deferral Date.

     1.18 "Participant" shall mean Samuel H. Armacost; references to the Participant herein shall also refer to his designated Beneficiary where the context so requires.

     1.19 "Performance Units" shall mean notional shares of Common Stock to be used to determine the deferred compensation benefits payable to the Participant under the Arrangement. The Participant's aggregate number of Performance Units shall be determined by dividing his aggregate Deferral amounts by the Original Share Price and rounding to the nearest whole unit. For purposes of rounding, any fractional unit greater than or equal to 0.50 shall be rounded up to the nearest whole unit and any fractional unit less than 0.50 shall be rounded down to the nearest whole unit.

     1.20 "Separation from Service" shall mean the date the Participant's services as a Director terminate for any reason.

     1.21 "Trust" or "Trust Agreement" shall mean the Franklin Resources, Inc., Deferred Compensation Trust Agreement (when adopted by the Company), which is intended to conform to terms of the model trust described in Revenue Procedure 92-64, 1992-2 C.B. 422, including any amendments thereto, entered into between the Company and the Trustee to carry out the provisions of the Arrangement.

     1.22 "Trust Fund" shall mean the cash and other property held and administered by the Trustee pursuant to the Trust to carry out the provisions of the Arrangement.

     1.23 "Trustee" shall mean the designated trustee acting at any time under the Trust.

     1.24 "Unforeseeable Emergency" shall mean an unforeseeable emergency as defined in Code Section 409(a)(2)(B)(ii)(I) (as limited by Code Section 409A(a)(2)(B)(ii)(II)), the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time. /1

--------

/1  Code  Section   409A(a)(2)(B)(ii)   provides  the  following  definition  of
"unforeseeable emergency":


     Unforeseeable emergency. For purposes of subparagraph (A)(vi) --

     1.25 "Valuation Date" shall mean the date upon which a distribution or valuation of the Participant's Deferred Compensation Account is made.

                                    ARTICLE 2

                                  PARTICIPATION

     2.1 ELIGIBLE PARTICIPANT. Participation under the Arrangement shall be limited to the Participant specified herein.

                                   ARTICLE 3

                   CONTRIBUTIONS AND DETERMINATION OF BENEFITS

     3.1 CONTRIBUTIONS. The Participant may make Deferrals by electing to defer payment of Director's fees or issuance of his annual or other stock grants. Elections shall be made in the form attached hereto as EXHIBIT B. Elections must be made prior to the calendar year in which the Participant earns such compensation, except that he may make an election within 30 days of becoming eligible to participate under the Arrangement (and then only with respect to amounts earned after the date the election is made). The Company will allocate Performance Units equivalent to all Deferrals to the Deferred Compensation Account of the Participant. All contributions made to fund benefits under the Arrangement shall be paid by the Company; no direct contributions by the Participant are required or permitted.

     3.2 CONTRIBUTION OF NOTIONAL DIVIDENDS. Performance Units shall be credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on shares of Common Stock. Any such notional dividends shall be valued as of the date on which they are credited to the Participant's Deferred Compensation Account and reallocated to acquire additional Performance Units in the manner described in

--------------------------------------------------------------------------------

     (I) In general. The term "unforeseeable emergency" means a severe financial hardship to the participant resulting from an illness or accident of the participant, the participant's spouse, or a dependent (as defined in Section 152(a)) of the participant, loss of the participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.

     (II) Limitation on distributions. The requirement of subparagraph (A)(vi) is met only if, as determined under regulations of the Secretary, the amounts distributed with respect to an emergency do not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

Section 1.19 above. If such notional dividends are credited in a form other than Common Stock or cash, the Committee will determine their value in good faith.

     3.3 VALUATION OF DEFERRED COMPENSATION ACCOUNTS. The value of the Participant's Deferred Compensation Account at any point in time shall be determined by multiplying the Current Share Price by his aggregate number of Performance Units.

                                   ARTICLE 4

                      VESTING AND DISTRIBUTION OF BENEFITS

     4.1 VESTING OF DEFERRED COMPENSATION ACCOUNTS. The Participant's Deferred Compensation Account shall be fully vested at all times.

     4.2 SCHEDULED DISTRIBUTION OF DEFERRED COMPENSATION ACCOUNTS. Subject to Sections 4.3, 4.4, 4.5 and 4.6, distribution of the Participant's Deferred Compensation Account shall occur on the dates elected by the Participant pursuant to Section 3.1.

     4.3 CHANGE OF DISTRIBUTION SCHEDULE. The Participant may elect, at any time, to change his distribution date(s), provided that such election shall not take effect for one (1) year from the date of the new election and that under the amended payment schedule, each distribution installment (or lump sum) shall occur no earlier than five (5) years after such installment (or lump sum) would have been paid under the prior distribution schedule, and in conformance with Code Section 409A(a)(4)(C), the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

     4.4 ACCELERATED FULL OR PARTIAL DISTRIBUTIONS. The following amounts shall be deducted from the Participant's Deferred Compensation Account balance.

          (a) UNFORESEEABLE EMERGENCY. In the event of an Unforeseeable Emergency, the Committee may, in its sole discretion, permit distribution to the Participant from his Deferred Compensation Account of an amount no greater than the amount necessary to satisfy the emergency plus any taxes reasonably anticipated as a result of the distribution.

          (b) DOMESTIC RELATIONS ORDER. In its sole discretion, the Committee may permit acceleration of the time or schedule of a distribution under the Arrangement to an individual other than the Participant as may be necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B)).

          (c) CONFLICT OF INTEREST. In its sole discretion, the Committee may permit acceleration of the time or schedule or a payment under the Arrangement as may be necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2)).

          (d) DE MINIMUS DISTRIBUTION. In its sole discretion, the Committee may distribute the Participant's entire Deferred Compensation Account to him, provided that (1) the Participant's account balance as of the distribution date is $10,000 or less, (2) the payment accompanies the termination of the entirety of the Participant's interest in the Arrangement, and

(3) the payment is made on or before the later of (A) December 31 of the calendar year in which the Participant's Separation from Service occurs or (B) the date 2 1/2 months after the Participant's Separation from Service.


          (e) CHANGE IN CONTROL. To the extent permitted under Code Section 409A, the Committee shall have the authority, in its sole discretion, to terminate the Arrangement and distribute the Participant's entire Deferred Compensation Account to the Participant or, if applicable, his Beneficiary within twelve months of a Change in Control.

     4.5 TERMINATION OF PARTICIPATION. The Participant may terminate his participation in the Arrangement at any time prior to December 31, 2005 with regard to any Deferrals made prior to that time as well as any future Deferrals. Upon termination of participation, distribution of the Participant's entire Deferred Compensation Account shall occur as soon as practicable.

     4.6 DEATH BENEFIT. Upon the death of the Participant prior to complete distribution to him of the entire balance of his Deferred Compensation Account, the remaining balance of his Deferred Compensation Account on the date of death shall be payable to the Participant's Beneficiary.

     4.7 PARTICIPANT'S RIGHTS UNSECURED. The right of the Participant and his Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor his Beneficiary shall have any rights in or against any amount credited to the Participant's Deferred Compensation Account or any other specific assets of the Company, except as otherwise provided in the Trust Agreement. The Deferred Compensation Account shall be kept solely as a nominal account, may be carried in cash or any other liquid assets, may be invested in Common Stock, or may be invested in any other assets as may be selected by the Committee in its sole and absolute discretion.

                                   ARTICLE 5

                           DESIGNATION OF BENEFICIARY

     5.1 DESIGNATION OF BENEFICIARY. The Participant may designate a Beneficiary to receive any amount due hereunder to him via written notice thereof to the Committee at any time prior to his death and may revoke or change the Beneficiary designated therein without the Beneficiary's consent by written notice delivered to the Committee at any time and from time to time prior to the Participant's death, provided that any such designation or change of designation naming a primary Beneficiary other than the Participant's spouse shall be effective only if written spousal consent is provided to the Committee. If the Participant fails to designate a Beneficiary, or if no such designated Beneficiary shall survive him, then such amount shall be paid to the Participant's estate. Designation of a Beneficiary shall be made in the form attached hereto as EXHIBIT A.

                                   ARTICLE 6

                                TRUST PROVISIONS

     6.1 TRUST AGREEMENT. The Company may establish the Trust for the purpose of retaining assets set aside by the Company pursuant to the Trust Agreement for payment of all or a portion of the amounts payable pursuant to the Arrangement. Any benefits not paid from the Trust shall be paid from the Company's general funds, and any benefits paid from the Trust shall be credited against and reduce by a corresponding amount the Company's liability under the Arrangement. All Trust Funds shall be subject to the claims of general creditors of the Company in the event the Company is insolvent as defined in the Trust Agreement. The obligations of the Company to pay benefits under the Arrangement and the obligation of the Trustee to pay benefits under the Trust constitute an unfunded, unsecured promise to pay benefits in the future and the Participant and his Beneficiary shall have no greater rights than general creditors of the Company. No Trust established hereunder may hold assets located outside of the United States nor provide that assets will become restricted to the provision of benefits under the Arrangement in connection with a change in the Company's financial health.

                                   ARTICLE 7

                            AMENDMENT AND TERMINATION

     7.1 AMENDMENT. The Committee shall have the general authority, in its sole discretion, to amend or suspend the Arrangement at any time and for any reason it deems appropriate; provided however, that no amendment of the Arrangement may adversely affect the Participant's rights thereunder without his prior written consent. Any amendment or suspension of the Arrangement must be pursuant to a written document that is executed by a duly-authorized officer of the Company. Except as required under Code Section 409A, no Deferrals shall be made during any suspension of the Arrangement or after termination of the Arrangement.

     7.2 AUTOMATIC TERMINATION OF THE ARRANGEMENT. The Arrangement shall automatically terminate on the date when the Participant (or Beneficiary) has no further rights to or expectation of payment of further benefits under the Arrangement.

                                   ARTICLE 8

                                 ADMINISTRATION

     8.1 ADMINISTRATION. The Committee shall administer and interpret this Arrangement in accordance with the provisions of the Arrangement and the Trust Agreement (if any) and shall have the authority in its discretion to adopt, amend or rescind such rules and regulations as it deems advisable in the administration of the Arrangement. Any determination or decision by the Committee shall be made in its sole discretion and shall be conclusive and binding on all persons who at any time have or claim to have any interest under this Arrangement. Notwithstanding anything in the Arrangement to the contrary, the Committee shall administer and construe the

Arrangement in accordance with Code Section 409A, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time

     8.2 LIABILITY OF COMMITTEE; INDEMNIFICATION. The Committee shall not be liable for any determination, decision, or action made in good faith with respect to the Arrangement. The Company will indemnify, defend and hold harmless the members of the Committee from and against any and all liabilities, costs, and expenses incurred by such person(s) as a result of any act, or omission, in connection with the performance of such persons' duties, responsibilities, and obligations under the Arrangement, other than such liabilities, costs, and expenses as may result from the bad faith, gross misconduct, breach of fiduciary duty, failure to follow the lawful instructions of the Board or criminal acts of such persons. All members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     8.3 EXPENSES. The cost of the establishment and the adoption of the Arrangement by the Company, including but not limited to legal and accounting fees, shall be borne by the Company. The expenses of administering the Arrangement shall be borne by the Company, and the Company shall bear, and shall not be reimbursed by the Trust, for any tax liability of the Company associated with the investment of assets held by the Trust.

                                   ARTICLE 9

                            GENERAL AND MISCELLANEOUS

     9.1 RIGHTS AGAINST COMPANY. Except as expressly provided by the Arrangement, the establishment of this Arrangement shall not be construed as giving to the Participant, any employee or any person any legal, equitable or other rights against the Company, or against its officers, directors, agents or members, or as giving to the Participant or Beneficiary any equity or other interest in the assets or business of the Company or giving the Participant the right to be retained in the employ of the Company. In no event shall the terms of service of the Participant, expressed or implied, be modified or in any way affected by the adoption of the Arrangement or Trust or any election under the Arrangement made by the Participant. The rights of the Participant or his Beneficiary hereunder shall be solely those of an unsecured general creditor of the Company.

     9.2 CLAIMS PROCEDURES. Claims for benefits under the Arrangement by the Participant (or his beneficiary or duly appointed representative) shall be filed in writing with the Committee. The Committee shall follow the procedures set forth in this Section 9.2 in processing a claim for benefits.

          (a) Within 90 days following receipt by the Committee of a claim for benefits and all necessary documents and information, the Committee shall furnish the person claiming benefits under the Arrangement (the "Claimant") with written notice of the decision rendered with respect to such claim. Should special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 90 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 90 days from the end of the initial 90 day period.

          (b) In the case of a denial of the Claimant's claim, the written notice of such denial shall set forth (1) the specific reason(s) for the denial,
(2) references to the Arrangement provisions upon which the denial is based, (3) a description of any additional information or material necessary for perfection of the application (together with an explanation why such material or information is necessary), and (4) an explanation of the Arrangement's appeals procedures and the time limits applicable to these procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse determination on review. If no notice of denial is provided as herein described, the Claimant may appeal the claim as though his or her claim had been denied.

     9.3 APPEALS PROCEDURES. A Claimant who wishes to appeal the denial of his or her claim for benefits or to contest the amount of benefits payable shall follow the administrative procedures for an appeal as set forth in this Section
9.3 and shall exhaust such administrative procedures prior to seeking any other form of relief.

          (a) In order to appeal a decision rendered with respect to his or her claim for benefits or with respect to the amount of his or her benefits, the Claimant must file an appeal with the Committee in writing within 60 days after the date of notice of the decision with respect to the claim.

          (b) The Committee shall provide a full and fair review of all appeals filed under the Arrangement and shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. In connection with the filing of an appeal, the Claimant may submit written comments, documents, records, and other information relevant to his or her appeal. The Committee will provided, upon the Claimant's request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits. The decision of the Committee shall be made not later than 60 days after the Claimant has completed his or her submission to the Committee of his or her appeal and any documentation or other information to be submitted in support of such appeal. Should special circumstances require an extension of time for processing, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 60 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 60 days from the end of the initial 60 day period.

          (c) The decision on the Claimant's appeal shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant and shall, in the case of a adverse determination, include: (1) the specific reason(s) for the adverse determination; (2) reference to the specific plan provisions on which the benefit determination is based; (3) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to his or her claim for benefits; and (4) a statement describing any voluntary appeal procedures offered by the Arrangement, and the Claimant's right to obtain the information about such procedures and a statement of the Claimant's right to bring an action under Section 502(a) of ERISA.

          (d) If the Committee does not respond within 120 days, the Claimant may consider his or her appeal denied.

          (e) In the event of any dispute over benefits under this Arrangement, all remedies available to the disputing individual under this Section 9.3 must be exhausted before legal recourse of any type is sought.

     9.4 ASSIGNMENT OR TRANSFER. No right, title or interest of any kind in the Arrangement shall be transferable or assignable by the Participant or Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary, nor subject to the debts, contracts, liabilities, engagements, or torts of the Participant or his Beneficiary. Any attempt to alienate, anticipate, encumber, sell, transfer, assign, pledge, garnish, attach or otherwise subject to legal or equitable process or to dispose of any interest in the Arrangement shall be void.

     9.5 SEVERABILITY. If any provision of this Arrangement shall be declared illegal or invalid for any reason, said illegal or invalid provision shall not affect the remaining provisions of this Arrangement but shall be fully severable, and this Arrangement shall be construed and enforced as if said illegal or invalid provision was not part of this Arrangement.

     9.6 CONSTRUCTION. The article and section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Arrangement. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular. When used herein, the masculine gender includes the feminine and neuter genders, the feminine gender includes the masculine and neuter genders and the neuter gender includes the masculine and feminine genders.

     9.7 GOVERNING LAW. The validity and effect of this Arrangement and the rights and obligations of all persons affected hereby shall be construed, administered and enforced in accordance with ERISA and, to the extent applicable, the internal laws of the State of California, without giving effect to any choice of law rule.

     9.8 PAYMENT DUE TO INCOMPETENCE. If the Committee receives evidence that the Participant or Beneficiary entitled to receive any payment under the Arrangement is physically or mentally incompetent to receive such payment, the Committee may, in its sole and absolute discretion, direct the payment to any other person who has been legally appointed, or trust which has been legally established, for the benefit of such person.

     9.9 TAXES. All amounts payable hereunder shall be reduced by any and all federal, state, and local taxes imposed upon the Participant or his Beneficiary which are required to be paid or withheld by the Company. The determination of the Company regarding applicable income and employment tax withholding requirements shall be final and binding on the Participant.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company and the Participant have executed this Arrangement as of the date first set forth above.


                                    FRANKLIN RESOURCES, INC., a Delaware
                                    corporation

                                    By:    /S/ MARTIN L. FLANAGAN
                                           ----------------------


                                    Name:  MARTIN L. FLANAGAN
                                           ------------------


                                    Title: PRESIDENT & CO-CEO
                                           ------------------



                                    /S/ SAMUEL H. ARMACOST
                                    ------------------------
                                    Samuel H. Armacost

Exhibit A
sf-1855986

                                    EXHIBIT A


                            FRANKLIN RESOURCES, INC.
              DEFERRED COMPENSATION ARRANGEMENT FOR DIRECTOR'S FEES

                             BENEFICIARY DESIGNATION
                             -----------------------


In the event that I should die prior to the receipt of all amounts credited to my Deferred Compensation Account under the Franklin Resources, Inc. Deferred Compensation Arrangement for Director's Fees (the "Arrangement"), and in lieu of disposing of my interest /2 in my Deferred Compensation Account by my will or the laws of intestate succession, I hereby designate the following person(s) as primary Beneficiary(ies) and contingent Beneficiary(ies) of my interest in my Deferred Compensation Account (please attach additional sheets if necessary):


     PRIMARY BENEFICIARY(IES) (Select only one of the three alternatives)

     [  ]  (a)  INDIVIDUALS AND/OR CHARITIES                               %
                                                                           SHARE

     Name____________________________________________________________      _____

     Address ___________________________________________________________________

     Name____________________________________________________________      _____

     Address ___________________________________________________________________

     Name____________________________________________________________      _____

     Address ___________________________________________________________________

     Name____________________________________________________________      _____



-------------------
/2 If the Participant is married, and if the Participant's Deferred Compensation Account is community property, the Participant may dispose only of his own interest in the Deferred Compensation Account. In such case, the Participant's spouse may (a) consent to the Participant's designation by signing the Spousal Consent or (b) designate the Participant or any other person(s) as the beneficiary(ies) of her interest in the Deferred Compensation Account on a separate Beneficiary Designation.

                                   Exhibit A

     PRIMARY BENEFICIARY(IES) (Select only one of the three alternatives)

     [  ]  (a)  INDIVIDUALS AND/OR CHARITIES                               %
                                                                           SHARE

     Address ___________________________________________________________________


     [  ]  (b)  RESIDUARY TESTAMENTARY TRUST

     In trust, to the trustee of the trust named as the beneficiary of the residue of my probate estate.


     [  ]  (c)  LIVING TRUST

     The___________________________________ Trust, dated _______________________
           (print name of trust)                        (fill in date trust was
                                                         established)


     CONTINGENT BENEFICIARY(IES) (Select only one of the three alternatives)

     [  ]  (a)  INDIVIDUALS AND/OR CHARITIES                               %
                                                                           SHARE

     Name____________________________________________________________      _____

     Address ___________________________________________________________________

     Name____________________________________________________________      _____

     Address ___________________________________________________________________

     Name____________________________________________________________      _____

     Address ___________________________________________________________________


                                   Exhibit A

     [  ]  (c)  LIVING TRUST

     The___________________________________ Trust, dated _______________________
           (print name of trust)                        (fill in date trust was
                                                         established)


     [  ]  (b)  RESIDUARY TESTAMENTARY TRUST

     In trust, to the trustee of the trust named as the beneficiary of the residue of my probate estate.



     [  ]  (c)  LIVING TRUST

     The___________________________________ Trust, dated _______________________
           (print name of trust)                        (fill in date trust was
                                                         established)


     Should all the individual primary Beneficiary(ies) fail to survive me or if the trust named as the primary Beneficiary does not exist at my death (or no will of mine containing a residuary trust is admitted to probate within six months of my death), the contingent Beneficiary(ies) shall be entitled to my interest in the Deferred Compensation Account in the shares indicated. Should any individual beneficiary fail to survive me or a charity named as a beneficiary no longer exists at my death, such beneficiary's share shall be divided among the remaining named primary or contingent Beneficiaries, as appropriate, in proportion to the percentage shares I have allocated to them. In the event that no individual primary Beneficiary(ies) or contingent Beneficiary(ies) survives me, no trust (excluding a residuary testamentary trust) or charity named as a primary Beneficiary or contingent Beneficiary exists at my death, and no will of mine containing a residuary trust is admitted to probate within six months of my death, then my interest in the Deferred Compensation Account shall be disposed of by my will or the laws of intestate succession, as applicable.


     Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Arrangement.


     This Beneficiary Designation is effective until I file another such Beneficiary Designation with the Company. Any previous Beneficiary Designations are hereby revoked.

                                   Exhibit A

Submitted by:                                Accepted by:
[  ]                [  ]
 PARTICIPANT        PARTICIPANT'S SPOUSE     FRANKLIN RESOURCES, INC.


_____________________________________        By: _______________________________


Name: _______________________________        Its: ______________________________


Date: _______________________________        Date: _____________________________




                                   Exhibit A

                                 SPOUSAL CONSENT
 FOR ANY INTEREST IN A DEFERRED COMPENSATION ACCOUNT THAT IS COMMUNITY PROPERTY
     (NECESSARY IF SEPARATE BENEFICIARY DESIGNATION IS NOT FILED BY SPOUSE):


I hereby consent to this Beneficiary Designation and agree that this designation of beneficiaries provided herein shall apply to my community property interest in any Deferred Compensation Account balance payable to my spouse in connection with his service to the Company. This consent does not apply to any subsequent Beneficiary Designation which may be filed by my spouse unless consented to by me. This Spousal Consent may be revoked by me at any time, whether by filing a Beneficiary Designation disposing of my interest in the Deferred Compensation Account or by filing a written notice of revocation with the Company.



--------------------------------------------
           (Signature of Spouse)


Date: --------------------------------------





                                 SPOUSAL CONSENT
             FOR ANY INTEREST IN THE DEFERRED COMPENSATION ACCOUNT
                         THAT IS NOT COMMUNITY PROPERTY
                (NECESSARY IF BENEFICIARY IS OTHER THAN SPOUSE):


I hereby consent to this Beneficiary Designation. This Spousal Consent does not apply to any subsequent Beneficiary Designation which may be filed by my spouse unless consented to by me.



--------------------------------------------
           (Signature of Spouse)


Date: --------------------------------------

                                   Exhibit A

                                    EXHIBIT B


                            FRANKLIN RESOURCES, INC.
              DEFERRED COMPENSATION ARRANGEMENT FOR DIRECTOR'S FEES

                             DEFERRAL ELECTION FORM


Name:  Samuel H. Armacost


I hereby elect to defer the following amounts in accordance with the terms of the Franklin Resources, Inc. Deferred Compensation Arrangement for Director's Fees (the "Arrangement"). This election shall remain in effect indefinitely for all years of service until terminated or modified by a subsequent deferral election form which shall generally be effective for amounts earned in the year following the year such subsequent deferral election form is filed with the
Company:

[ ]     ___% of my annual stock grant(s).

[ ]     ___% of my other stock grant(s).

[ ] ___% of my Director's fees relating to my service as a Director of Franklin Resources, Inc.

[ ] ___% of my meeting fees relating to my service as a Director of Franklin Resources, Inc.

[ ] ___% of my committee fees relating to my service as a Director of Franklin Resources, Inc.

[ ] ___% of my chairperson fees relating to my service as a Director of Franklin Resources, Inc.


                                   Exhibit B

My deferrals, as adjusted for losses or gains under the Arrangement, shall be paid to me on the following date(s) and in the following increment(s).


[ ] ----------------  ----------------------------------------------------------
      Percentage             Month                 Day                   Year


[ ] ----------------  ----------------------------------------------------------
      Percentage             Month                 Day                   Year


[ ] ----------------  ----------------------------------------------------------
      Percentage             Month                 Day                   Year


[ ] ----------------  ----------------------------------------------------------
      Percentage             Month                 Day                   Year


[ ] ----------------  ----------------------------------------------------------
      Percentage                    Upon Separation from Services



If  no  settlement  date  is  specified,   then  my  distribution   will  be  in
substantially equal quarterly installments over five (5) years beginning the March 31 following my Separation from Service.


Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Arrangement.


NOTE: You can file a new election form at any time for new deferrals, which will take effect upon the following calendar year.


                                   Exhibit B

Submitted by:                                   Accepted by:


 PARTICIPANT                                    FRANKLIN RESOURCES, INC.


__________________________________________      By: ____________________________
             Samuel H. Armacost

                                                Title: _________________________

                                                Date: January 21, 2005
Date: January 21, 2005